PriceWatehouseCoopers [Graphic Omitted]
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                                                       PricewaterhouseCooper LLP
                                                     1177 Avenue of the Americas
                                                              New York, NY 10036
                                                        Telephone (212) 596-8000
                                                        Faxsimile (212) 596 8910


                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 1999, relating to the financial statements, which appears in The Chase Manhattan Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP
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New York, NY
December 6, 1999